Colfax®

Investor Presentation

May 7, 2010

Forward-Looking Statements

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Colfax

Company Overview

Colfax Corporation

- 2009 revenue of $525 million
- ~2,000 associates worldwide
- 13 principal production facilities in 7 countries
- Over 300 direct sales and marketing associates
- Approximately 250 authorized distributors in more than 100 countries
- Headquartered in Richmond, VA

Products

2 & 3 Screw Pumps



Centrifugal Pumps



Progressive Cavity Pumps



Fluid Handling Systems



Precision Gear Pumps



Specialty Valves



End Markets

Commercial Marine



Oil & Gas



Power Generation



Global Defense



General Industrial



Colfax is strategically focused on serving key infrastructure end markets in the fluid handling industry

Background

- Founded in 1995
- Equity capital provided by Mitch and Steve Rales, founders of Danaher (NYSE: DHR)
- Targeted global industrial companies with strong brands
- 13 acquisitions, 5 divestitures
- Exclusively focused on fluid handling industry
- Proven, experienced management team
- Began trading on the NYSE in May 2008

There are approximately 5,000 pump companies globally and Colfax is in the top 15

Colfax Business System Drives Business Improvement

- Derived from the proven Danaher Business System
- Utilize Voice of the Customer ("VOC") to target breakthrough growth initiatives, new products and applications
- Conduct root-cause analysis, develop process improvements and implement sustainable systems
- Culture of continuous improvement
- Integrated in all aspects of operations and strategic planning


Colfax
WORLD CLASS PERFORMANCE
Increased Shareholder Value
Profitable Sales Growth
Customer Satisfaction
Leadership
QUALITY / SAFETY
Daily Management
DELIVERY / VELOCITY
Policy Deployment
COST / VALUE
Kaizen Processes
GROWTH / INNOVATION
Continuous Improvement Culture
CBS Tools and Processes
Mission / Vision / Values + Strategic Planning Process
Voice of the Customer (VOC)
Total Associate Involvement

CBS is how we manage our business and has been a key driver of our success

Investment Highlights

- Global leader in specialty fluid handling products
- Proven application expertise in solving critical customer needs
- Serving growing global infrastructure driven end markets
- Leading brand names generating aftermarket sales and services
- Experienced management team in place to grow organically and through strategic acquisition
- Strong financial position

Well positioned to drive growth

Broad Product Portfolio Focused on Customer Applications

2 and 3 Screw Pumps



Centrifugal Pumps



Progressive Cavity Pumps





Fluid Handling Systems



Precision Gear Pumps



Specialty Valves

Well recognized brands across served markets

Serving Critical Applications in Our Key End Markets

Commercial Marine



Oil & Gas



Power Generation



Global Defense



General Industrial



Key Markets	Applications	Brands
Commercial Marine	Fuel oil transfer; oil transport; water and wastewater handling	Allweiler, Houttuin, Imo AB
Oil & Gas	Crude oil gathering; pipeline services; unloading and loading; rotating equipment lubrication; lube oil purification	Allweiler, Houttuin, Imo, LSC,Tushaco, Warren
Power Generation	Fuel unloading, transfer, burner and injection; rotating equipment lubrication	Allweiler, Imo, Tushaco, Warren
Global Defense	Fuel oil transfer; oil transport; water and wastewater handling; firefighting; fluid control	Allweiler, Fairmount, Imo, Imo AB, Portland Valve, Warren
General Industrial	Machinery lubrication; hydraulic elevators; chemical processing; pulp and paper processing; food and beverage processing	Allweiler, Fairmount, Houttuin, Imo, Tushaco, Warren, Zenith

Large and Diverse Customer Base and End Markets

2009 Revenues By End Markets


Global Defense
9%
General Industrial (1)
34%
Power Generation
14%
Oil & Gas
17%
26%
Commercial Marine

2009 Revenues By Geography (2)


Asia & Australia
18%
United States
24%
Middle East & Africa
7%
Central & South America
5%
2%
Canada
44%
Europe

Blue Chip Customers

Blue chip customer base with no single customer representing more than 4% of sales in 2009

(1) Includes Distribution (9%), Chemical Processing (5%), Machinery Support (3%), Building Products (3%), Wastewater (2%), Heat Transfer (1%), Pulp and Paper (1%), Diesel Engines (1%), Food & Beverage (1%) and Other (8%).
(2) Revenues based on our shipping destination.

Colfax

Extensive Global Sales, Distribution and Manufacturing Footprint


Portland Valve
Warren
Fairmount Automation
Imo Kentucky
Corporate HQ Richmond
Imo Monroe
LSC Houston
Imo AB Stockholm
Houttuin
Allweiler Bottrop
Allweiler Tours
Allweiler Radolfzell
Allweiler Gottmadingen
Colfax Wuxi
Tushaco Daman
Americas
2009 Sales (1) = $159mm
% of Revenue: 30%
EMEA
2009 Sales (1) = $271mm
% of Revenue: 52%
Asia Pacific
2009 Sales (1) = $95mm
% of Revenue: 18%

Global footprint allows us to serve fast growing, developing markets

(1) Sales figures reflect sales destination.

Oil & Gas Markets – Strong Application Expertise

Situation Analysis

A Canadian energy company moves heavy crude oil along pipelines from the oil fields in Northern Canada through extremely harsh environment to a central blending facility

Colfax Solution

- For the past 40 years this customer has turned to Colfax and the Imo 8L 3 screw pump – more than 80 installations
  - Reliable in the toughest environment
  - Superior energy efficiency – reduces operating costs
- Imo 8L is the industry standard for Canadian pipeline applications from 400 to 2500 gallons per minute



New Imo 8L-912Y



Situation Analysis

Major Venezuelan oil company moves 180,000 BPD of sand laden crude oil through pipelines using a competitor's pumps. Pumps are failing after only 3 - 4 months due to excessive wear

Colfax Solution

- Colfax engineers and the customer's project engineer jointly developed the design, quality, and testing spec
  - Warren GTS-H268 2 screw pumps with specially designed internal wear resistant components were chosen to meet the rigorous application
- Colfax pumps installed – 6X increase in service life
  - Customer realizes $2M annual savings - spare parts alone





Expansion of Systems Business

Situation Analysis

Americas region OEM and end-user customers need turn-key solutions – not just pumps.

Colfax Solution

- Colfax Americas Engineered Systems business started in 2007 to address need for highly engineered systems
- Services offered include: custom engineered skid packages or module subassemblies, fabrication, testing, and start up/commissioning
- 2009 forecast - $10M incremental sales



Environmentally-friendly module with internal, submersible lubricant pump and motor

Situation Analysis

A major Japanese OEM turbine manufacturer wanted to reduce installation time required at power plant construction sites. Initial focus - integrate components associated with the fuel filter, pump and motor system.

Colfax Solution

- Colfax Americas Engineered Systems and OEM jointly developed integrated package
  - Enhanced design, reduced costs
  - Initial system delivered in 2009, others on order
  - Global installations
- Integrated system has been incorporated into future installations for this major turbine OEM customer



Develop New Products, Applications and Technologies Driven by Voice of the Customer

Step 1 - VOC



Step 1a – VOC Summary



Step 2 – Prioritization



Step 3 – Specification



All-Heat SMART



Benefits

1. Senses wear & alerts end-user
2. Easy to upgrade

EMTEC SMART



Benefits

1. 50% energy usage reduction
2. Eliminates system components (cooler & valve)
   - Simplifies OEM design
   - Easier installation

All-Fuel SMART



Benefits

1. Efficient seal leakage monitoring system - best value
2. Easy to upgrade

Driven by VOC, examples of new products recently introduced

Serving Infrastructure Driven End Markets

		Estimated Market Size	Market Expectations
Commercial Marine		~$1.9bn	In the commercial marine industry, we expect international trade and demand for crude oil and other commodities as well as the age of the global merchant fleet to continue to create demand for new ship construction over the long term. We also believe the increase in the size of the global fleet will create an opportunity to supply aftermarket parts and service. In addition, we believe pending and future environmental regulations will enhance the demand for our products. Based on the decline in orders in 2009 and our current backlog, we expect sales to decline in 2010 from 2009 levels. We expect orders in 2010 to increase. We are also likely to have additional order cancellations as well as delivery date extensions in the near term.
Oil & Gas		~$5.5bn	In the crude oil industry, we expect long term activity to remain favorable as capacity constraints and global demand drive further development of heavy oil fields. In pipeline applications, we expect demand for our highly efficient products to remain strong as our customers continue to focus on total cost of ownership. In refinery applications, a reduction in capital investment by our customers due to recent weak economic conditions and volatile oil prices has been negatively impacting sales and orders. Projects that were delayed in 2009 are being restarted and we expect sales to be at similar levels in 2010, while we expect growth in orders.
Power Generation		~$3.8bn	In the power generation industry, we expect activity in Asia and the Middle East to remain solid as economic growth and fundamental undersupply of power generation capacity continue to drive investment in energy infrastructure projects. In the world's developed economies, we expect efficiency improvements will continue to drive demand. In 2010 we expect sales to be at similar levels versus 2009, but we expect orders to decline in part due to a policy decision to exit certain business in the Middle East.
Global Defense		~$0.5bn	In the U.S. defense industry, we expect Congress to continue to appropriate funds for new ship construction as older naval vessels are decommissioned. We also expect increased demand for integrated fluid handling systems for both new ship platforms and existing ship classes that reduce operating costs and improve efficiency as the U.S. Navy seeks to man vessels with fewer personnel. Outside of the U.S., we expect other sovereign nations will continue to expand their fleets as they address national security concerns. We expect growth in sales during 2010 and expect orders to decline as a result of the significant growth in orders in 2009 and the timing of projects.
General Industrial		~$25.2bn	In the general industrial market, we expect long-term demand to be driven by capital investment. While this market is very diverse, orders in 2009 declined compared to 2008 in all submarkets and most significantly in the chemical, distribution, machinery support and building products markets and in portions of the general industrial market, primarily in Europe and North America. We expect growth in both orders and sales in 2010.

Long-term demand driven by global infrastructure build

Target Fast Growing Regions

- Capitalize on growth opportunities by offering regionally developed products and solutions
- Continue to invest in sales and marketing capabilities to more effectively serve local Asia Pacific markets
- Leverage application expertise to design fluid handling solutions that cater to heavy crude oil production in Latin America, Middle East and Russia
  - Opened sales and engineering office in Bahrain in 2009
- Utilize Indian / Chinese low cost manufacturing to supply other Colfax business units
- Execute acquisitions


Shanghai, China


Assam, India

Leading Brands Generating Aftermarket Sales and Services

- Product history dating back to 1860 provides large installed base
- High quality, reliable products used in critical applications
- Tendency for customers to replace "like for like" products
- Significant aftermarket demand for replacement products, spare parts and repair and maintenance services

Brand	Established	Acquired
Imo Pump	Est. 1931	Acq. 1997
Warren Pumps	Est. 1897	Acq. 1997
Allweiler	Est. 1860	Acq. 1998
Houttuin	Est. 1929	Acq. 1998
Zenith Pumps	Est. 1920	Acq. 2004
Portland Valve	Est. 1973	Acq. 2004
Tushaco Pumps	Est. 1967	Acq. 2005
LSC Lubrication Systems Company	Est. 1968	Acq. 2007
Fairmount Automation	Est. 1996	Acq. 2007

Approximately 24% of revenues from aftermarket sales and services in 2009, long term goal is 30%

Continue to Pursue Strategic Acquisitions that Complement Our Platform

Acquisition Initiatives

- Continue to proactively engage with highly strategic targets
- Product, market and geographically focused searches
- Evaluate opportunistic bolt-on companies
- Pursue adjacent fluid handling acquisitions

Acquisition Criteria

- Acquire companies in the fluid handling industry
- Strong brand name recognition
- Leading market position
- Differentiated product technology / highly engineered product
- Complementary end market / geographic focus
- Attain double digit return on investment in the 3rd year

Effective selection and integration of 13 acquisitions since 1995

Asbestos Update

- Claims arise from purchased components previously included in our products
- Significant solvent insurance coverage
- Bad faith lawsuit against insurance carriers increases costs in process
- Estimated annual liability and related defense costs of $4 million before potential insurance asset or liability adjustments

Unresolved Claims


62,000
56,000
50,000
44,000
38,000
32,000
26,000
20,000
59,217
50,020
37,554
35,357
25,545
2005
2006
2007
2008
2009

Average Cost of Resolved Claims


$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$8,896
$6,194
$5,232
$5,378
$10,730
2005
2006
2007
2008
2009

Financial Overview

Financial Performance Overview – 2006-2009

Colfax Corporation

Revenue



$700
$600
$500
$400
$300
$200
$100
$0
$393.6
$506.3
$604.9
$525.0
2006
2007
2008
2009

	2006	2007	2008	2009
Existing Businesses	--	13.5%	13.9%	(8.1)%
Acquisitions	--	8.0%	1.1%	0.2%
FX Translation	--	7.1%	4.5%	(5.3)%
Total Growth (Decline)		28.6%	19.5%	(13.2)%

Adjusted Operating Income (1)



$120
$100
$80
$60
$40
$20
$0
$52.6
$72.9
$90.8
$66.2
2006
2007
2008
2009

	2006	2007	2008	2009
% Margin	13.4%	14.4%	15.0%	12.6%

Orders



$700
$600
$500
$400
$300
$200
$100
$0
$442.3
$589.0
$682.1
$462.4
2006
2007
2008
2009

Backlog



$400
$350
$300
$250
$200
$150
$100
$50
$0
$179.3
$302.8
$349.0
$290.9
2006
2007
2008
2009

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Financial Performance Overview – Current Quarter

Colfax Corporation

Revenue



$150
$100
$50
$0
$136.3
$120.0
Q1 2009
Q1 2010

	Q1 2009	Q1 2010
Existing Businesses	--	(17.1)%
Acquisitions	--	0.4%
FX Translation	--	4.7%
Total Growth (Decline)	--	(12.0)%

Adjusted Operating Income (1)



$20
$15
$10
$5
$0
$17.1
$10.2
Q1 2009
Q1 2010

	Q1 2009	Q1 2010
% Margin	12.5%	8.5%

Orders



$150
$100
$50
$0
$123.1
$119.6
Q1 2009
Q1 2010

	Q1 2009	Q1 2010
Existing Businesses	--	(8.2)%
Acquisitions	--	0.7%
FX Translation	--	4.6%
Total Growth (Decline)	--	(2.9)%

Backlog



$500
$400
$300
$200
$100
$0
$302.8
$366.8
$398.9
$400.3
$349.0
$322.3
$326.9
$325.3
$290.9
$281.3
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Income Statement Summary

Colfax Corporation

	Three Months Ended				Delta	
	April 2, 2010		April 3, 2009		$	%
Orders	$	119.6	$	123.1	$ (3.5)	(2.9)%
Sales	$	120.0	$	136.3	$ (16.4)	(12.0)%
Gross Profit	$	41.8	$	48.0	$ (6.3)	(13.0)%
% of Sales		34.8%		35.2%		
SG&A Expenses	$	29.9	$	29.5	$ 0.4	1.2 %
R&D Expense		1.6		1.4	0.2	15.7 %
Operating Expenses	$	31.5	$	30.9	$ 0.6	1.9 %
% of Sales		26.3%		22.7%		
Adjusted Operating Income	$	10.2	$	17.1	$ (6.8)	(40.0)%
% of Sales		8.5%		12.5%		
Adjusted Net Income	$	5.7	$	10.4	$ (4.6)	(44.6)%
% of Sales		4.8%		7.6%		
Adjusted Net Income Per Share	$	0.13	$	0.24	$ (0.11)	(44.5)%

Long-term goals: Annual sales of $1 billion, gross profit margin of 40% and operating margin of 20%

Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Statement of Cash Flows Summary

Colfax Corporation

	Three Months Ended	
	April 2, 2010	April 3, 2009
Net (loss) income	$ (0.7)	$ 6.9
Non-cash expenses	2.4	2.6
Change in working capital and accrued liabilities	7.2	(6.4)
Other	7.2	7.6
Total Operating Activities	**16.1**	**10.7**
Capital expenditures	(2.5)	(3.1)
Total Investing Activities	**(2.5)**	**(3.1)**
Repayments of borrowings	(1.3)	(1.3)
Other	-	(0.2)
Total Financing Activities	**(1.3)**	**(1.5)**
Effect of exchange rates on cash	(2.1)	(0.5)
Increase in cash	**10.2**	**5.6**
Cash, beginning of period	50.0	28.8
Cash, end of period	**$ 60.2**	**$ 34.4**

Note: Dollars in millions.

Profit Protection Plan Update

- Continuing to rightsize to align capacity with demand
- Major actions beginning in 2009:
  - Reduced temporary, contract and full-time employees (approximately 340 associates)
  - Implemented furlough programs in Germany (approximately 90 full-time equivalents)
  - Closed two facilities in North Carolina
- Expected savings of about $30 million in 2010, including expected furlough-related savings (restructuring costs of $18.2 million in 2009 and $4.0 million YTD 2010)
  - Majority of savings is direct labor, enabling us to maintain gross profit margin
- Additional restructuring anticipated based on organizational realignment
- Will remain agile and respond as conditions warrant
- Intensifying CBS activities in all areas

Strong Financial Condition

- Strong balance sheet
  - Debt of $90 million, principal payments of $9 million in 2010, matures in 2013
  - Cash = $60 million
  - $136 million available on revolver
- Strong cash flow
  - LTM Adjusted EBITDA of $74 million

Note: As of 4/2/2010

Well Positioned for the Future

- Global Leader in Specialty Fluid Handling Products
- Proven Application Expertise in Solving Critical Customer Needs
- Serving Growing Infrastructure Driven End Markets
- Leading Brand Names Generating Aftermarket Sales and Services
- Experienced Management Team in Place to Grow Organically and Through Strategic Acquisitions
- CBS-Driven Culture Focused on Profitable Sales Growth

Appendix

Disclaimer

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, EBITDA, and adjusted EBITDA. Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs and asbestos coverage litigation expenses, certain due diligence costs, certain legacy legal charges, restructuring and other related charges, and other post-employment benefit settlement as well as one time initial public offering-related costs to the extent they impact the periods presented. Adjusted net income and adjusted net income per share present income taxes at an effective tax rate of 32%. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of non-recurring items, legacy asbestos issues and items outside the control of its operating management team (except in the case of EBITDA).

Sales and order information by end market are estimates. We periodically update our customer groupings in order to refine these estimates.

Non-GAAP Reconciliation

		2009		2008		2007		2006
Adjusted Operating Income								
Operating income	$	38,459	$	16,689	$	123,275	$	19,543
Restructuring and other related charges		18,175		-		-		-
Asbestos liability and defense costs		(2,193)		(4,771)		(63,978)		21,783
Asbestos coverage litigation expenses		11,742		17,162		13,632		12,033
IPO-related costs		-		57,017		-		-
Legacy legal adjustment		-		4,131		-		8,330
Due diligence costs		-		582		-		-
Other post-employment benefit settlement		-		-		-		(9,102)
Adjusted operating income	$	66,183	$	90,810	$	72,929	$	52,587
Adjusted operating income margin		12.6%		15.0%		14.4%		13.4%

Note: Dollars in thousands.

Non-GAAP Reconciliation

	Three Months Ended	
	April 2, 2010	April 3, 2009
Adjusted Net Income and Adjusted Earnings per Share		
Net (loss) income	$ (653)	$ 6,861
Restructuring and other related charges	4,039	661
Asbestos liability and defense costs	1,435	1,645
Asbestos coverage litigation expenses	3,881	2,966
Tax adjustment to effective rate of 32%	(2,966)	(1,773)
Adjusted net income	$ 5,736	$ 10,360
Adjusted net income margin	4.8%	7.6%
Weighted average shares outstanding - diluted	43,242,659	43,312,306
Adjusted net income per share	$ 0.13	$ 0.24
Net (loss) income per share—basic and diluted in accordance with GAAP	$ (0.02)	$ 0.16
Adjusted Operating Income		
Operating income	$ 893	$ 11,810
Restructuring and other related charges	4,039	661
Asbestos liability and defense costs	1,435	1,645
Asbestos coverage litigation expenses	3,881	2,966
Adjusted operating income	$ 10,248	$ 17,082
Adjusted operating income margin	8.5%	12.5%

Colfax

Non-GAAP Reconciliation

Colfax Corporation

	Three Months Ended		Last Twelve Months
	April 2, 2010	April 3, 2009	April 2, 2010
EBITDA			
Net (loss) income	$ (653)	$ 6,861	$ 14,208
Interest expense	1,813	1,846	7,179
(Benefit) provision for income taxes	(267)	3,103	6,155
Depreciation and amortization	3,735	3,373	14,788
EBITDA	$ 4,628	$ 15,183	$ 42,330
EBITDA margin	3.9%	11.1%	8.3%
Adjusted EBITDA			
Net (loss) income	$ (653)	$ 6,861	$ 14,208
Interest expense	1,813	1,846	7,179
(Benefit) provision for income taxes	(267)	3,103	6,155
Depreciation and amortization	3,735	3,373	14,788
Restructuring and other related charges	4,039	661	21,553
Asbestos liability and defense costs (income)	1,435	1,645	(2,403)
Asbestos coverage litigation expenses	3,881	2,966	12,657
Adjusted EBITDA	$ 13,983	$ 20,455	$ 74,137
Adjusted EBITDA margin	11.7%	15.0%	14.6%

Note: Dollars in thousands, except per share amounts.